                                                                  EXHIBIT (d)(1)

                  COMMON SHARES                                 Shares
                  OF BENEFICIAL INTEREST

Number            PAR VALUE $.001

                  ORGANIZED UNDER THE LAWS
                  OF THE STATE OF DELAWARE

                  The Shares represented by this         THIS CERTIFICATE
                  certificate may not be owned or        IS TRANSFERABLE IN
                  transferred, directly or               IN NEW YORK CITY
                  indirectly, by or to (I) the United
                  States, or any state or political      CUSIP 449788 108
                  subdivision thereof, any foreign       SEE REVERSE FOR CERTAIN
                  government, any international          DEFINITIONS
                  organization, or any agency or
                  instrumentality of any of the
                  foregoing, (II) any organization
                  (other than a farmer's cooperative
                  described in Section 521 of the
                  Internal Revenue Code of 1988, as
                  amended (the "Code")) that is
                  exempt from the tax imposed by 28
                  U.S.C. Sections 1-1399 and not
                  subject to the tax imposed by 28
                  U.S.C. Section 511; or (III) any
                  rural electric or telephone
                  cooperative described in Section
                  1381(A)(2)(C) of the Code.

                   ING Clarion Global Real Estate Income Fund

         THIS CERTIFIES THAT

         IS THE OWNER OF

                  FULLY PAID AND NONASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST OF

         ING Clarion Global Real Estate Income Fund, transferable on the books of the Trust by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Trust, as amended from time to time, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

                  Witness the facsimile signatures of the duly authorized officers of the Trust.

         DATED:

         COUNTERSIGNED AND REGISTERED:
            THE BANK OF NEW YORK

BY                TRANSFER AGENT AND REGISTRAR

                     AUTHORIZED SIGNATURE       SECRETARY         PRESIDENT

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common          UNIF GIFT MIN ACT -- .............Custodian.............
TEN ENT - as tenants by the entireties                           (Cust)               (Minor)
JT TEN  - as joint tenants with right
          of survivorship and not as                         Act ...............................
          tenants in common                                                 (State)

    Additional abbreviations may also be used though not in the above list.

For Value Received________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________
        (NAME AND ADDRESS OF TRANSFEREE SHOULD BE PRINTED OR TYPEWRITTEN)

________________________________________________________________________________

_____________________________________________________________ Common Shares of
Beneficial Interest represented by the within Certificate and do hereby irrevocably constitute and appoint

______________________________________________________________Attorney to
transfer the said shares on the books of the within-named Trust, with full power of substitution in the premises.

Dated____________________

                                      X ________________________________________

                                      X ________________________________________
                              NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By_________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.

                                       2